Warrants Liability	9 Months Ended
Sep. 30, 2024
Warrants Liability
Warrants Liability

9. Warrants Liability

In August 2020, the Company issued 42,499 Class B Subordinate Voting Shares and 21,250 warrants to purchase Class B Subordinate Voting Shares for total cash proceeds of $9,999,997. Each warrant is exercisable to purchase one Class B Subordinate Voting Share of the Company at an exercise price of $276.90 per share and expire five years from the date of issuance. The fair value of these warrants is classified as Level 2 in the fair value hierarchy.

On initial recognition the Company determined that these warrants did not meet the IFRS definition of equity due to the exercise price being denominated in United States dollar, which was not the functional currency of the Company at the time resulting in variability in exercise price. The change in functional currency on October 1, 2020, was determined to be a change in circumstance and, as such, the Company has made an accounting policy choice to continue to recognize the warrants as a financial liability classified at fair value through profit or loss.

The fair value of the warrants liability as at September 30, 2024, was $75 (December 31, 2023 – $31,338) resulting in a gain on change in fair value of $31,263 for the nine months ended September 30, 2024 (2023 – $113,211). The fair value was determined using the Black-Scholes option pricing model and the following assumptions as at:

	September 30, 2024	December 31, 2023
Share price	$4.00	$59.80
Exercise price	$276.90	$276.90
Expected dividend yield	-	-
Risk free interest rate	2.94%	3.91%
Expected life	0.85	1.60
Expected volatility	136%	66%